THIS NOTE HAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

REVOLVING NOTE

Up to $1,000,000.00 Issuance Date: December 30, 2020

FOR VALUE RECEIVED, Wikisoft Corp., a Nevada corporation (“Borrower”), promises to pay to the order of Rasmus Refer ( “Lender”), on or before the Maturity Date (as defined below): (A) the lesser of: (i) One Million and No/100 United States Dollars ($1,000,000.00) and (ii) the aggregate principal amount of all Loans outstanding under and pursuant to that certain Revolving Credit Facility Agreement dated as of the Issuance Date as set forth above, executed by and between Borrower and Lender, as amended from time to time (as amended, supplemented or modified from time to time, the “Credit Agreement”), and made available by Lender to Borrower at the maturity or maturities and in the amount or amounts stated on the records of Lender; together with (B) interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Loans and other Obligations outstanding from time to time, as provided in the Credit Agreement; and together with (C) all other Obligations due, owing and payable under the terms of the Credit Agreement and all other Loan Documents. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

This Revolving Note (“Note”) evidences the Loans incurred by Borrower under and pursuant to the Credit Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Maturity Date or any payment hereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Credit Agreement. All Loans and all other Obligations shall be repaid by Borrower on the Maturity Date, unless payable sooner pursuant to the provisions of the Credit Agreement.

Principal, interest and other Obligations shall be paid to Lender as set forth in the Credit Agreement, or at such other place as the holder of this Note shall designate in writing to Borrower.

Except for such notices as may be required under the terms of the Credit Agreement, Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Note.

This Note shall be governed and construed in accordance with the laws of the State of Nevada, and shall be binding upon Borrower and its legal representatives, successors, and assigns. Wherever possible, each provision of the Credit Agreement and this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require Borrower, or any person liable for the payment of this Note, to pay interest in an amount or at a rate greater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest. Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Note or Credit Agreement, as applicable, as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

Miscellaneous.

1.                  TIME IS OF THE ESSENCE OF THIS NOTE.

2.                  It is agreed that the granting to Borrower or any other party of an extension or extensions of time for the payment of any sum or sums due under this Note or under any of the Loan Documents or for the performance of any covenant or stipulation thereof or the taking of other or additional security shall not in any way release or affect the liability of Borrower under this Note or any of the Loan Documents.

3.                  This Note may not be changed orally, but only by an agreement in writing, signed by the each of the Borrower and the Lender. Any waiver by a Party hereunder shall not be valid unless in writing and signed by such Party.

4.                  Notwithstanding anything herein to the contrary, the obligations of Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of law applicable to Lender limiting the maximum rate of interest which may be charged or collected by Lender. In the event that any charge, interest or late charge is above the maximum rate provided by law, then any excess amount over the lawful rate shall be applied by Lender to reduce the principal sum of the loan made pursuant to this Note or any other amounts due Lender hereunder.

5.                  Lender shall have the right to accept and apply to the outstanding balance of this Note and all payments or partial payments received from Borrower after the due date therefor, whether this Note has been accelerated or not, without waiver of any of Lender’s rights to continue to enforce the terms of this Note and to seek any and all remedies provided for herein or in any instrument securing the same, including, but not limited to, the right to foreclose on such security.

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6.                  Neither Party may assign its rights or obligations under this Note without the other Party’s prior written consent.

7.                  The term “Borrower” as used herein, in every instance shall include the maker of this Note, and its heirs, executors, administrators, successors, legal representatives and assigns, and shall denote the singular and/or plural, the masculine and/or feminine, and natural and/or artificial persons whenever and wherever the context so requires or admits.

8.                  If any clause or provision herein contained operates or would prospectively operate to invalidate this Note in part, then the invalid part of said clause or provision only shall be held for naught, as though not contained herein, and the remainder of this Note shall remain operative and in full force and effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first set forth above.

Wikisoft Corp.

By: /s/ Carsten Falk

Name: Carsten Falk

Title: Chief Executive Officer

Agreed and accepted:

Rasmus Refer

By: /s/ Rasmus Refer

Name: Rasmus Refer

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